SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Synovus Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 27, 2011.

Meeting Information
SYNOVUS FINANCIAL CORP.	Meeting Type: Annual
For holders as of: February 17, 2011
Date: April 27, 2011 Time: 10:00 a.m. EDT
	Location:	River Center for the Performing Arts
900 Broadway
Columbus, Georgia 31901

SYNOVUS FINANCIAL CORP. POST OFFICE BOX 120 COLUMBUS, GA 31902-0120	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	2010 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2011 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to the meeting may be obtained from the Investor Relations page of Synovus’ website at www.synovus.com.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:

1. To elect the following 16 nominees as directors:

1A.	Catherine A. Allen		1N.	Melvin T. Stith

1B.	Richard E. Anthony		1O.	Philip W. Tomlinson

1C.	James H. Blanchard		1P.	James D. Yancey

1D.	Richard Y. Bradley	2.	To approve the compensation of Synovus’ named executive officers as determined by the Compensation Committee.
1E.	Frank W. Brumley	3.	To ratify the 2010 Tax Benefits Preservation Plan.
1F.	Elizabeth W. Camp	4.	To approve the Synovus Financial Corp. 2011 Employee Stock Purchase Plan.
1G.	T. Michael Goodrich	5.	To approve the Synovus Financial Corp. 2011 Director Stock Purchase Plan.
1H.	V. Nathaniel Hansford	6.	To ratify the appointment of KPMG LLP as Synovus’ independent auditor for the year 2011.
1I.	Mason H. Lampton
1J.	H. Lynn Page
1K.	Joseph J. Prochaska, Jr.
1L.	J. Neal Purcell
1M.	Kessel D. Stelling, Jr.